UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALSET CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2023

Date of Report (Date of earliest event reported)

ALSET CAPITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one-half of one Redeemable Warrant and one Right	ACAXU	The Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	ACAX	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ACAXW	The Nasdaq Global Market
Rights, each entitling the holder to receive one-tenth of one share of Class A Common Stock	ACAXR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 21, 2023, Alset Capital Acquisition Corp. (“Alset”) issued a press release announcing that its special meeting of shareholders (the “Meeting”), which was originally scheduled for July 25, 2023, has been postponed to 9:00 a.m. Eastern Time, on Tuesday, August 1, 2023. At the Meeting, shareholders of Alset will be asked to vote on proposals to approve, among other things, its initial business combination with HWH International, Inc., a Nevada corporation (“HWH”) and each of the referenced holders of HWH’s outstanding shares (collectively, the “Sellers”), which Alset previously announced in previous filings with the SEC (the “Business Combination”). There is no change to the location, the record date, the purpose or any of the proposals to be acted upon at the Meeting.

As a result of this change, the Meeting will now be held at 9:00 a.m. Eastern Time on Tuesday, August 1, 2023, via the live webcast at www.virtualshareholdermeeting.com/ACAX2023SM2.

As a result of this change, Alset has extended the deadline for holders of Alset’s common stock to submit their publicly held shares for redemption in connection with the Business Combination to 5:00 p.m. Eastern Time on Friday, July 28, 2023.

Stockholders who wish to withdraw their previously submitted redemption requests may do so by contacting Alset’s transfer agent Vstock Transfer LLC prior to this deadline.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ADDITIONAL INFORMATION

Alset has submitted with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which was declared effective on July 11, 2023, and included a proxy statement of Alset and a prospectus of Alset in connection with the proposed transactions (the “Transactions”) involving Alset, HWH, and the Merger Sub pursuant to that certain Business Combination Agreement executed in connection with the Business Combination. The definitive proxy statement and other relevant documents were mailed to stockholders of Alset as of a record date of July 7, 2023. STOCKHOLDERS OF ALSET AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ALSET’s SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT ALSET, HWH, AND THE TRANSACTIONS. Shareholders are also able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to Alset by contacting its Chief Executive Officer, Heng Fai Ambrose Chan, Alset Capital Acquisition Corp., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, at (301)-971-3955.

DISCLAIMER

This report hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed with the SEC as exhibits to the Registration Statement.

PARTICIPANTS IN THE SOLICITATION

Alset, HWH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Alset in connection with the Transactions. Information regarding the officers and directors of Alset is set forth in Alset’s annual report on Form 10-K, which was filed with the SEC on February 24, 2023. Additional information regarding the interests of such potential participants are included in the Registration Statement (and is included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this report contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Alset’s securities; (ii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the business combination agreement by the stockholders of Alset; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the business combination agreement following the announcement of the entry into the business combination agreement and proposed business combination; (v) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding HWH’s industry and market size; (viii) financial condition and performance of HWH including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, potential level of redemptions of Alset’s public shareholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of HWH; and (ix) those factors discussed in Alset’s filings with the SEC and that are contained in the registration statement on Form S-4 and the related proxy statement relating to the business combination. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the registration statement on Form S-4 and related proxy statement and other documents to be filed by Alset from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while HWH, Alset may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. None of HWH or Alset gives any assurance that HWH or Alset will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 21, 2023
99.2	Alset Capital Acquisition Corp. Proxy Card
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alset CapitalAcquisition Corporation

Date: July 21, 2023	By:	/s/ Heng Fai Ambrose Chan
	Name:	Heng Fai Ambrose Chan
	Title:	Chief Executive Officer

Exhibit 99.1

ALSET CAPITAL ACQUISITION CORP. ANNOUNCES POSTPONEMENT OF

SPECIAL MEETING OF STOCKHOLDERS

Bethesda, MD, July 21, 2023 (GLOBE NEWSWIRE) – Alset Capital Acquisition Corp. (Nasdaq: ACAX) (“Alset”) announced today that its special meeting of stockholders (the “Meeting”), which was originally scheduled for July 25, 2023, has been postponed to 9:00 a.m. Eastern Time, on Tuesday, August 1, 2023. At the Meeting, stockholders of Alset will be asked to vote on proposals to approve, among other things, Alset’s initial business combination with HWH International, Inc., a Nevada corporation (“HWH”), which Alset previously announced (the “Business Combination”). There are no changes to the location, record date, purpose or any of the proposals to be acted upon at the Meeting.

As a result of this change, the Meeting will now be held at 9:00 a.m. Eastern Time on Tuesday, August 1, 2023, via live webcast at www.virtualshareholdermeeting.com/ACAX2023SM2.

As a result of this change, Alset has extended the deadline for holders of Alset’s common stock to submit their publicly held shares for redemption in connection with the Business Combination to 5:00 p.m. Eastern Time on Friday, July 28, 2023. Stockholders who wish to withdraw their previously submitted redemption requests may do so by contacting Alset’s transfer agent Vstock Transfer LLC prior to this deadline.

If stockholders have any questions or need assistance, please contact Alset’s proxy solicitor, Advantage Proxy, Inc., at 24925 13th Place South, Des Moines, WA 98198; (877) 870-8565 (toll free) or (206) 870-8565 (collect); or by email at ksmith@advantageproxy.com.

ABOUT ALSET

Alset is a special purpose acquisition company formed for the purpose of entering a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more businesses or entities. Alset began trading on the Nasdaq in February of 2022, and its common stock, warrants, units and rights are traded under the ticker symbols ACAX, ACAXW, ACAXU and ACAXR, respectively.

ADDITIONAL INFORMATION

Alset has submitted with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which was declared effective on July 11, 2023, and included a proxy statement of Alset and a prospectus of Alset in connection with the proposed transactions (the “Transactions”) involving Alset, HWH, and the Merger Sub pursuant to that certain Business Combination Agreement executed in connection with the Business Combination. The definitive proxy statement and other relevant documents were mailed to stockholders of Alset as of a record date of July 7, 2023. STOCKHOLDERS OF ALSET AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ALSET’s SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTIONS BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT ALSET, HWH, AND THE TRANSACTIONS. Shareholders are also able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, on the SEC’s website at www.sec.gov or by directing a request to Alset by contacting its Chief Executive Officer, Heng Fai Ambrose Chan, Alset Capital Acquisition Corp., 4800 Montgomery Lane, Suite 210, Bethesda, Maryland 20814, at (301)-971-3955.

DISCLAIMER

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NO ASSURANCES

There can be no assurance that the proposed Transactions will be completed, nor can there be any assurance, if the Transactions are completed, that the potential benefits of combining the companies will be realized. The description of the Transactions contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the Transactions, copies of which have been filed with the SEC as exhibits to the Registration Statement.

PARTICIPANTS IN THE SOLICITATION

Alset, HWH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Alset in connection with the Transactions. Information regarding the officers and directors of Alset is set forth in Alset’s annual report on Form 10-K, which was filed with the SEC on February 24, 2023. Additional information regarding the interests of such potential participants are included in the Registration Statement (and is included in the definitive proxy statement/prospectus for the Transactions) and other relevant documents filed with the SEC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information in this press release contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of Alset’s securities; (ii) the failure to satisfy the conditions to the consummation of the business combination, including the approval of the business combination agreement by the stockholders of Alset; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the business combination agreement following the announcement of the entry into the business combination agreement and proposed business combination; (v) the ability of the parties to recognize the benefits of the business combination agreement and the business combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue; (vii) statements regarding HWH’s industry and market size; (viii) financial condition and performance of HWH, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the business combination, potential level of redemptions of HWH’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of HWH and (ix) those factors discussed in Alset’s filings with the SEC and that are contained in the registration statement on Form S-4 and the related proxy statement relating to the business combination. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the “Risk Factors” section of the registration statement on Form S-4 and related proxy statement and other documents to be filed by Alset from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while HWH and Alset may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither HWH nor Alset gives any assurance that HWH or Alset will achieve its expectations.

Contact:

Alset Capital Acquisition Corp.

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

Attn: Anthony S. Chan

anthony@alsetinternational.com

301-971-3955

Exhibit 99.2

Alset Capital Acquisition Corp.

Proxy Card

SCAN TO
VIEW MATERIALS & VOTE

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/ACAX2023SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20900-S70986 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**ALSET CAPITAL ACQUISITION CORP.**

**The Board of Directors recommends you vote FOR the following proposals:**

| | | For | Against | Abstain |
|---|---|---|---|---|
| 1. | To approve and adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 9, 2022, among Alset, HWH Merger Sub, Inc., a Nevada corporation and newly formed, wholly owned, direct subsidiary of Alset ("Merger Sub"), and HWH International, Inc., a Nevada corporation ("HWH"). The Merger Agreement provides for the combination of HWH and Merger Sub under Alset, with HWH surviving as the Surviving Corporation (collectively, the "Merger"). At the consummation of the Merger, HWH will survive as a direct, wholly-owned subsidiary of Alset. | ☐ | ☐ | ☐ |
| 2. | To approve a proposal the Amended and Restated Certificate of Incorporation of Alset (the "Proposed Charter"), which we refer to as the "Charter Amendments Proposal," and providing for, among other things, the following material differences from Alset's current amended and restated certificate of incorporation: | ☐ | ☐ | ☐ |
| (a) | Alset's name to be changed to "HWH International, Inc."; | | | |
| (b) | establishing that the board of directors of Alset following the Closing of the Business Combination (the "Alset Board") will not be divided into classes (with the number of directors of the Alset Board being initially fixed at seven pursuant to the Merger Agreement and in accordance with the initial appointment rights provided therein, as discussed under "The Business Combination Proposal—Appointments of Directors"); | | | |
| (c) | prohibiting stockholder actions by written consent; and | | | |
| (d) | removing various provisions applicable to special purpose acquisition corporations. | | | |
| 3. | To approve a proposal, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, presented separately in accordance with the SEC requirements, which we refer to as the "Advisory Charter Amendments Proposals". | ☐ | ☐ | ☐ |
| 4. | To approve a proposal for purposes of complying with applicable listing rules of Nasdaq, the issuance of more than 20% of the total issued and outstanding Alset Common Stock in connection with the Business Combination, which we refer to as the "Nasdaq Proposal". | ☐ | ☐ | ☐ |
| 5. | To approve a proposal to adjourn the special meeting to an alternative date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval off one or more proposals at the special meeting, which we refer to as the "Adjournment Proposals". | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

| Signature [PLEASE SIGN WITHIN BOX] | Date | Signature (Joint Owners) | Date |
|---|---|---|---|
| | | | |

**Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on July 25, 2023**

The Notice and Proxy Statement is available at www.proxyvote.com.

V20901-S70986

# ALSET CAPITAL ACQUISITION CORP.
## PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
## THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 25, 2023: The Proxy Statement is available at https://www.materials.proxyvote.com/02115M.

The undersigned hereby appoints Heng Fai Ambrose Chan as proxy of the undersigned to attend the Special Meeting of Stockholders (the "**Special Meeting**") of Alset Capital Acquisition Corp. (the "**Company**"), to be held via virtual meeting as described in the Proxy Statement on July 25, 2023 at 9:00 a.m. Eastern Standard Time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated July 11, 2023 (the "**Notice**"), a copy of which has been received by the undersigned, as follows:

**NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) THEREOF.**

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

**Continued and to be signed on reverse side**